SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 13, 2002

Agere Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-16397 (Commission File Number)	22-3746606 (IRS Employer Identification No.)

1110 American Parkway NE Allentown, Pennsylvania (Address of principal executive offices)	18109 (Zip Code)

(610) 712-4323 (Registrant's Telephone Number)

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Item 9. Regulation FD Disclosure

On August 13, 2002, the certifications filed herewith as Exhibits 99.1 and 99.2 were signed by John T. Dickson, Agere's Chief Executive Officer and Mark T. Greenquist, Agere's Chief Financial Officer.

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Item 7. Exhibits.

Exhibit
Number      Description

99.1        Certification of John T. Dickson, Chief Executive Officer
99.2        Certification of Mark T. Greenquist, Chief Financial Officer

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AGERE SYSTEMS INC.

Date:  August 13, 2002              By:   /s/ Mark T. Greenquist
                                    Name:  Mark T. Greenquist
                                    Title: Executive Vice President and
                                           Chief Financial Officer